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                                                                   EXHIBIT 10.27

This Debenture, in the principal amount of $23,000,000, with Nextera Enterprises, L.L.C., a Delaware limited liability company, as the maker, is hereby assigned to the persons listed below in the percentages shown, effective as of the close of the business day on April 30, 1998.

This assignment is made without recourse of any kind, nature, or description.


               Knowledge Universe, L.L.C.   -      98.14703%
               Gresham Brebach, Jr.         -       1.16805%
               Ronald Bohlin                -       0.10070%
               Debra Bergevine              -       0.146171%
               Belden Menkus                -       0.146037%
               Michael Muldowney            -       0.146006%
               David Fritts                 -       0.146006%


                                    Nextera Enterprises Holdings, L.L.C., a
                                    Delaware limited liability company


                                    By:     /s/ Gresham Brebach, Jr.
                                            --------------------------------
                                            Gresham Brebach, Jr.
                                            Its Manager